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                                                                    EXHIBIT 24
                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint ALAN W. OTT, ALOYSIUS J. OLIVER, and LORI A. GWIZDALA, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the 1998 Stock Purchase Plan for Subsidiary Directors, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


December 14, 1998             /s/James A. Currie
                              James A. Currie
                              Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint ALAN W. OTT, ALOYSIUS J. OLIVER, and LORI A. GWIZDALA, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the 1998 Stock Purchase Plan for Subsidiary Directors, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


December 14, 1998             /s/Michael L. Dow
                              Michael L. Dow
                              Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint ALAN W. OTT, ALOYSIUS J. OLIVER, and LORI A. GWIZDALA, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the 1998 Stock Purchase Plan for Subsidiary Directors, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


December 14, 1998             /s/Terence F. Moore
                              Terence F. Moore
                              Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint ALAN W. OTT, ALOYSIUS J. OLIVER, and LORI A. GWIZDALA, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the 1998 Stock Purchase Plan for Subsidiary Directors, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


December 14, 1998             /s/Frank P. Popoff
                              Frank P. Popoff
                              Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint ALAN W. OTT, ALOYSIUS J. OLIVER, and LORI A. GWIZDALA, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the 1998 Stock Purchase Plan for Subsidiary Directors, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


December 14, 1998             /s/Lawrence A. Reed
                              Lawrence A. Reed
                              Director